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                                                                   EXHIBIT 10.25



                                 BANK ONE LOGO
                ------------------------------------------------
                                    MORTGAGE
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                          Bioanalytical Systems, Inc.,
                             an Indiana Corporation

                                       To

                            BANK ONE, LAFAYETTE, NA
                         201 Main Street, P.O. Box 380
                              Lafayette, IN  47901

         BANK ONE is an affiliate of BANC ONE CORPORATION Calumet, Ohio
         ==============================================================

                              Received for Record



                               RECORDED IN RECORD

                                    92-16462
                           3:35 O'CLOCK PM FEE 12.00
                           ----                -----
                                  JUL 28 1992
                                 Ruth E. Shedd
                          REGISTER TIPPECANOE CO., IN
                              REAL ESTATE MORTGAGE

THIS INDENTURE WITNESSETH: That Bioanalytical Systems, Inc., an Indiana Corporation, (hereinafter referred to as "Mortgagor") of Tippecanoe County, State of Indiana MORTGAGE AND WARRANT TO BANK ONE, LAFAYETTE, MA, a national banking association with its main banking office at 201 Main Street, Lafayette, IN 47901 (hereinafter referred to as "Bank"), the following described real estate (hereinafter referred to as "Mortgaged Premises") in Tippecanoe
County, State of Indiana:

         Lot 1 in Replat of Part of Lot 1 McClure Park Subdivision Part Two per the plat thereof dated March 30, 1983, recorded April 18, 1983, Plat Cabinet C, Slide C-59, Document #8302918 in the Office of the Recorder of Tippecanoe County, Indiana. Located in the City of West Lafayette, Wabash Township, Tippecanoe County, Indiana.




together with all rights, privileges, interest easements, hereditaments, appurtenances, fixtures and improvements now or hereafter belonging, appertaining, attached to, or used in connection with, the Mortgaged Premises, and the rents, issues, income and profits thereof.

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     This Mortgage is given to secure the performance of the provisions and the payment of:

     A. That certain promissory note from Bioanalytical Systems, Inc., an Indiana Corp, to Bank dated July 24, 1992 in the principal sum of Three hundred thousand and 00/100 ($300,000.00) with interest as therein stated and with a final maturity date of July 24, 1997, together with any future modifications, extensions, and renewals thereof, and any and all notes or other instrument(s) given in substitution therefore and/or replacement thereof (such note(s) or other instruments all included in the term "note"); and

     B. Any other indebtedness now or hereafter owing Bank by the Mortgagor when evidenced by a promissory note(s), guaranty, hypothecation(s), or any other instrument(s) reciting that they are secured by this Mortgage.

     In all cases the debt secured hereby includes advancements to protect the security, costs of collection and reasonable attorney's fees. This Mortgage shall secure payment of the note(s) whether the entire amount shall have been advanced to the Mortgagor at the date hereof or at a later date, or having been advanced, shall have been repaid in part and further advances made at a later date. The note(s) and this Mortgage, including the terms of repayment thereof, may from time to time be modified or amended in writing to include any future advance or advances whether or not related to the original advances together with the specified interest thereon. It is agreed that this Mortgage shall secure the unpaid balance of loans or advances made by Bank not to exceed $600,000.00 in the aggregate and exclusive of interest, advances to protect the security, costs of collection and reasonable attorney's fees. If the unpaid balance at any time exceeds such amount, then this Mortgage shall secure that portion of the outstanding balance which does not exceed such amount.

The Mortgagor, jointly and severally if more than one, covenant and agree with the Bank that:

1. Mortgagor will pay when due all indebtedness secured hereby, on the dates and in the amounts, respectively, as provided in any note or other evidence of indebtedness secured by this Mortgage and in this Mortgage, with attorneys' fees, and without relief from valuation or appraisements laws.

2. Mortgagor will not permit any lien of mechanics or materialmen to attach to the Mortgaged Premises.

3. Mortgagor will keep the Mortgaged Premises in good repair, and will not commit or permit waste thereon, and will pay when due all taxes and assessments levied or assessed against the Mortgaged Premises or any part thereof. The Bank may enter upon and inspect the Mortgaged Premises at any reasonable time.

4. Mortgagor will procure and maintain in effect at all times adequate insurance from reliable insurance companies acceptable to the Bank against loss or destruction of the Mortgaged Premises on account of fire, windstorm and such other hazards and in such amounts as the Bank may require from time to time, and all such policies of insurance shall contain proper clauses making all sums recoverable upon such policies payable to the Bank and to the Mortgagor as their respective interests may appear; all such policies of insurance and all abstracts of title or title insurance policies with respect to the Mortgaged Premises shall be delivered to and retained by the Bank until the indebtedness secured hereby is fully paid.

5. Bank may, at its option, advance and pay all sums necessary to protect and preserve the security intended to be given by this Mortgage; and all sums so advanced and paid by Bank shall become a part of the indebtedness secured hereby and shall bear interest from date of payment at the same rate or rates as the principal indebtedness evidenced by any note or other evidence of indebtedness; and such sums may include, but not by way of limitation, (i) insurance premiums, taxes and assessments, and liens which maybe or become prior and senior to this Mortgage as a lien on the Mortgaged Premises, or any part thereof, (ii) the cost of any title insurance, surveys, or other evidence which in the discretion of Bank may be required to establish and preserve the lien of this Mortgage; (iii) all costs, expenses and attorneys' fees incurred by Bank in respect of any and all legal or equitable actions which relate to this Mortgage or to the Mortgaged Premises, during the existence of the indebtedness secured by this Mortgage; and (iv) the cost of any repairs deemed necessary and advisable by Bank to be made to the Mortgaged Premises.


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6.   Bank shall be subrogated to the rights of the holder of each lien or claim paid with monies secured hereby; and Bank at its option, and on such terms as it may desire, may extend the time of payment of any part or all of the indebtedness secured hereby without in any way impairing the lien of its Mortgage or releasing Mortgagor or any of them from liability under this Mortgage or under any note or other evidence of indebtedness.

7. If any default shall occur in the payment of any of the indebtedness secured hereby, or in the performance of any covenant or agreement of Mortgagor in the loan commitment(s), loan agreement(s) or hereunder, or if Mortgagor shall abandon the Mortgaged Premises, or shall be adjudged bankrupt, or if a trustee or receiver shall be appointed for Mortgagor or for any part of the Mortgaged Premises, then and in any such event all Indebtedness secured hereby shall, at the option of Bank, become immediately due and payable without notice to mortgagor, and this Mortgage may be foreclosed accordingly. The waiver by Bank of any default of Mortgagor shall not operate as a waiver of other defaults. Notice by Bank of its intention to exercise any right or option hereunder is hereby expressly waived by Mortgagor, and any one or more of Bank's rights or remedies hereunder may be enforced successively or concurrently. Any delay in enforcing any such right or remedy shall not prevent its later enforcement while Mortgagor shall be in default hereunder. In the event of the foreclosure of this Mortgage, all abstracts of title and all title insurance policies for the Mortgaged Premises shall become the absolute property of Bank.

8. Unless otherwise agreed in writing, the Bank shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, any damage or taking through condemnation or eminent domain regarding the Mortgaged Premises, with any excess over all sums due hereunder paid to Mortgagor.

9. Mortgagor shall not sell, convey, transfer, lease or further encumber any interest in or any part of the Mortgaged Premises, nor shall a voluntary sale, pledge or other transfer of the beneficial interest in Mortgagor be effected without the prior written consent of the Bank having been obtained to the purchase, transfer, lease or pledge, to the purchaser, transferee, leasee or pledge and to the form and substance of any instrument evidencing any such purchase, transfer, lease or pledge. Any such sale, conveyance, transfer, pledge, lease or encumbrance made without the Bank's prior written consent shall be void.

10. Upon default hereunder, the Bank, to the extent permitted by law and without regard to the value or occupancy of the Mortgaged Premises, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Premises and to collect all rents, revenues, issues, income, on profits thereof and apply the same as the court may direct.

11. Mortgagor has no actual or constructive knowledge of the existence, release, or threatened release at the Mortgaged Premises of any substance deemed toxic or hazardous under any applicable federal, state, or local laws. And that the Mortgagor will not allow or cause the release or threatened release of hazardous or toxic substances or waste on the Mortgaged Premises and agrees to indemnify and hold the Bank harmless from all costs and damage caused by Mortgagor, or those claiming by and through Mortgagor, releasing or dumping any such hazardous waste. Bank may, at its option, advance all sums necessary to protect and preserve the security, which sums shall become part of the indebtedness, including the cost of any necessary environmental inspection performed on the Mortgaged Premises; the cost of cleaning up any release or threatened release of hazardous or toxic material or waste at the Mortgaged Premises. And Mortgagor is, and shall remain, in compliance with all environmental laws and shall not use, store, or dispose of hazardous substances, other than has been disclosed in writing to the Bank at the time the loan is made. And Mortgagor shall immediately inform the Bank of any notices, complaints, governmental investigations, fines or penalties imposed for noncompliance in regard to environmental statutes.

12. No right, power or remedy conferred upon or reserved to the Bank by any note, this Mortgage or any other instrument is exclusive of any other right, power, or remedy but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder or under a note or any other instrument securing the note, or now or hereafter existing at law, in equity or by statute.

13. If any term or provision of the note or this Mortgage shall be deemed invalid, illegal or unenforceable in any respect, the validity of the remaining terms or provisions shall not be affected or prejudiced; and if the application of any term or provision of the note or this Mortgage shall be deemed invalid, illegal or unforeseeable, the application of the remaining terms or provisions shall not be affected or prejudiced.

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unenforceable, the application of the remaining terms or provisions shall not be affected or prejudiced.

14. All rights and obligations of Mortgagor hereunder shall extend to and be binding upon the several heirs, representatives, successors and assigns of Mortgagor, and shall inure to the benefit of Bank, its successors and assigns. In the event this Mortgage is executed by more than one person, corporation, or other entity, the word "Mortgagor" as used herein shall be construed to mean and include each of them, and the terms and provisions of this Mortgage construed accordingly.

15.   This Mortgage is      is not  X  a "purchase money mortgage".

      IN WITNESS WHEREOF, the Mortgagor has executed this instrument on this 24th day of July, 1992.

                             Bioanalytical Systems, Inc., an Indiana Corporation
                             ---------------------------------------------------
                             By: Peter T. Kissinger  President
                             ---------------------------------------------------
                                 Peter T. Kissinger
                             ---------------------------------------------------

                             ---------------------------------------------------

STATE OF INDIANA     )
                     ) SS:   (Individual Acknowledgment)
COUNTY OF TIPPECANOE )

      Before me, a Notary Public in and for said County and State, personally
appeared                                                who acknowledged the
execution of the above and foregoing Real Estate Mortgage this       day of
                , 19  .

My Commission Expires:          Signature
                                         -----------------------------------

                                Printed:
----------------------------            ------------------------------------
                                                             Notary Public

County of Residence:

----------------------------

STATE OF INDIANA     )
                     ) SS:   (Corporate Acknowledgment)
COUNTY OF TIPPECANOE )

      Before me, a Notary Public in and for said County and State, personally
appeared Peter T. Kissinger and               , the President and             ,
respectively of Bioanalytical Systems, Inc., an Ind. Corp. who acknowledged the execution of the above and foregoing Real Estate Mortgage for and on behalf of said corporation this 24th day of July, 1992.

My Commission Expires:          Signature: Beverly A. Howieson
                                          ----------------------------------
Mar 14, 1995                    Printed: Beverly A. Howieson
----------------------------            ------------------------------------
                                                             Notary Public
County of Residence:

Tippecanoe
----------------------------                                [NOTARY PUBLIC SEAL]

This instrument prepared by:  Murray N. Marshall
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